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                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the amended Quarterly Report of SoundView Technology Group, Inc. on Form 10-Q/A for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Gerard P. Maus, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

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                                                            /s/ GERARD P. MAUS
                                                            ---------------------------------
                                                            Gerard P. Maus
                                                            CHIEF FINANCIAL OFFICER
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November 14, 2002